Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Mark R. Fetting, Chief Executive Officer of Legg Mason Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	Date: March 3, 2006

Mark R. Fetting
President

Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	March 2, 2006

Marie K. Karpinski	Date
Chief Financial Officer